                                  SCHEDULE 14A
                                 (RULE 14-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NETSCAPE COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                      [LOGO]

                      NETSCAPE COMMUNICATIONS CORPORATION
                            501 E. MIDDLEFIELD ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Netscape Communications Corporation ("Netscape"), which will be held on Friday, May 29, 1998, at 8:00 a.m. local time at the Westin Santa Clara located at 5101 Great America Parkway, Santa Clara, California. The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. There will also be a report on Netscape's business, and stockholders will have an opportunity to ask questions.

    Included with the Proxy Statement is a copy of Netscape's Annual Report on Form 10-K for the year ended December 31, 1997 (the "Form 10-K"). As part of Netscape's continuing effort to reduce costs, we are delivering to stockholders copies of the Form 10-K filed with the Securities and Exchange Commission and forgoing the expenses associated with preparing and printing a glossy annual report. We encourage you to read the Form 10-K. It includes information on Netscape's operations, markets, products, and services, as well as Netscape's audited financial statements.

    Please use this opportunity to take part in the affairs of Netscape by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting. We appreciate your continuing interest in Netscape.

                                          Sincerely,

                                          JAMES L. BARKSDALE

                                          DIRECTOR, CHIEF EXECUTIVE OFFICER, AND
                                          PRESIDENT

Mountain View, California

April 20, 1998

                      NETSCAPE COMMUNICATIONS CORPORATION
                            501 E. MIDDLEFIELD ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                              FRIDAY, MAY 29, 1998
                                  AT 8:00 A.M.

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Netscape Communications Corporation, a Delaware corporation ("Netscape"), will be held on Friday, May 29, 1998 at 8:00 a.m. local time at the Westin Santa Clara located at 5101 Great America Parkway, Santa Clara, California 95054, for the following purposes:

    1. To elect two Class III directors for a term of three years and until their successors are duly elected and qualified.

    2. To approve an amendment to the 1995 Director Option Plan, including an increase in the number of authorized shares issuable thereunder from 200,000 to 350,000.

    3. To approve an amendment to the 1995 Employee Stock Purchase Plan, including an increase in the number of authorized shares issuable thereunder from 2,000,000 to 3,500,000.

    4. To ratify the appointment by the Board of Directors of the firm Ernst & Young LLP as independent auditors of Netscape for the year ending October 31, 1998.

    5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Only holders of record of Netscape's common stock at the close of business on April 9, 1998, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order Of The Board Of Directors
                                            of Netscape Communications
                                          Corporation

                                          ROBERTA R. KATZ
                                          SENIOR VICE PRESIDENT, GENERAL
                                          COUNSEL, AND SECRETARY

Mountain View, California
April 20, 1998

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                      NETSCAPE COMMUNICATIONS CORPORATION
                                ----------------

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               PROCEDURAL MATTERS

GENERAL

    This Proxy Statement is being furnished to holders of common stock, par value $0.0001 per share (the "Common Stock"), of Netscape Communications Corporation, a Delaware corporation ("Netscape"), in connection with the solicitation of proxies by the Board of Directors of Netscape for use at the Annual Meeting of Netscape's Stockholders (the "Annual Meeting") and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held on Friday, May 29, 1998 at 8:00 a.m. local time at the Westin Santa Clara located at 5101 Great America Parkway, Santa Clara, California 95054. The telephone number at the Westin Santa Clara is (800) 937-8461. Netscape's headquarters are located at 501 East Middlefield Road, Mountain View, California 94043, and the telephone number is (650) 254-1900.

    This Proxy Statement and the accompanying form of proxy are first being mailed on or about April 20, 1998, together with Netscape's 1997 Annual Report on Form 10-K, to all holders of Common Stock entitled to vote at the Annual Meeting.

VOTING AT THE ANNUAL MEETING; RECORD DATE

    Only holders of record of Netscape's Common Stock at the close of business on April 9, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 98,328,141 shares of Netscape's Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of Netscape's Common Stock, see "Share Ownership by Principal Stockholders and Management."

QUORUM; REQUIRED VOTE

    A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. If a quorum is present, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to approve any matter presented at the Annual Meeting. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy.

    Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

    All shares entitled to vote and represented by properly executed, unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. Netscape does not currently anticipate that any other matters will be raised at the Annual Meeting.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked: (i) by filing with the Secretary of Netscape, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, dated later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of Netscape before the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of Netscape or should be sent to Netscape Communications Corporation, 501 East Middlefield Road, Mountain View, CA 94043, Attention: Secretary.

EXPENSES OF SOLICITATION

    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by Netscape. Netscape may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers, and employees of Netscape may also solicit proxies in person or by telephone, telegram, letter, facsimile, or other means of communication. Such directors, officers, and employees will not be additionally compensated, but may be reimbursed for their reasonable out-of-pocket expenses in connection with such solicitation. In addition, Netscape has retained Corporate Investor Communications, Inc., to assist in the solicitation of proxies at an estimated fee of $5,000, plus reimbursement of reasonable out-of-pocket expenses.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

    Stockholders may present proper proposals for inclusion in Netscape's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of Netscape in a timely manner. In February 1998, Netscape's Board of Directors approved a change in Netscape's fiscal year to November 1 through October 31, effective for the ten-month period ending October 31, 1998. Netscape previously reported results on a calendar fiscal year basis of January 1 through December 31. In order to be included in Netscape's proxy materials for the 1999 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of Netscape no later than October 31, 1998, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    In addition, Netscape's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in Netscape's proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by: (i) the Board of Directors, (ii) any nominating committee appointed by the Board of Directors, or (iii) any stockholder entitled to vote who has delivered written notice to the Secretary of Netscape 60 days in advance of the annual meeting (or, with respect to an election of directors to be held at a special meeting, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. Netscape's Bylaws also provide that the only business that shall be conducted at an annual meeting is business that is brought before such meeting: (i) by or at the direction of the chairman of the meeting, or (ii) by any stockholder entitled to vote who has delivered written notice to the Secretary of Netscape 60 days in advance of the annual meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified Netscape of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, Netscape need not present the proposal for a vote at such meeting. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of Netscape. All notices of proposals by stockholders, whether or not included in Netscape's proxy materials, should be sent to Netscape Communications Corporation, 501 East Middlefield Road, Mountain View, CA 94043, Attention:
Secretary.

                      PROPOSAL ONE--ELECTION OF DIRECTORS

GENERAL

    Netscape's Board of Directors is currently comprised of six members who are divided equally into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS III DIRECTORS

    Two Class III directors are to be elected at the Annual Meeting for a three-year term ending in 2001. The Board of Directors has nominated JAMES L. BARKSDALE and L. JOHN DOERR for re-election as Class III directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Messrs. Barksdale and Doerr. Netscape expects that Messrs. Barksdale and Doerr will accept such nomination. In the event that either Mr. Barksdale or Mr. Doerr is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors. The term of office of the persons elected as directors will continue until such director's term expires in 2001 or until such director's successor has been elected and qualified.

REQUIRED VOTE

    Directors are elected by a plurality of votes cast. Votes withheld and broker non-votes are not counted toward a nominee's total.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES
                                 LISTED ABOVE.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

    Set forth below is certain information regarding the nominees for Class III directors and each other director of Netscape whose term of office continues after the Annual Meeting.

          NOMINEES FOR CLASS III DIRECTORS FOR A TERM EXPIRING IN 2001

NAME                              AGE                      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----------------------------      ---      -----------------------------------------------------------------------------
James L. Barksdale..........          54   PRESIDENT AND CHIEF EXECUTIVE OFFICER OF NETSCAPE. Mr. Barksdale joined
                                           Netscape in January 1995 as President and Chief Executive Officer. He has
                                           served as a director of Netscape since October 1994. From January 1992 to
                                           January 1995, Mr. Barksdale served as President and Chief Operating Officer, and, as of September 1994, Chief Executive Officer, of AT&T Wireless Services
                                           (formerly, McCaw Cellular Communications, Inc. (collectively, "McCaw")), a cellular telecommunications company. From April 1983 to January 1992, Mr.
                                           Barksdale served as Executive Vice President and Chief Operating Officer of
                                           Federal Express Corporation ("Federal Express"), an express package delivery company. From 1979 to 1983, Mr. Barksdale served as Chief Information Officer of Federal Express. Mr. Barksdale also held various management positions, including Chief Information Officer with Cook Industries Inc. during the mid-1970s and was employed by IBM from 1965 to 1972. He holds a B.A. from the
                                           University of Mississippi. Mr. Barksdale serves as a director of 3Com
                                           Corporation, Harrah's Entertainment, Inc., Robert Mondavi Corp., @Home
                                           Corporation, and Network Computer, Inc.

L. John Doerr...............          46   GENERAL PARTNER OF KLEINER PERKINS CAUFIELD & BYERS. Mr. Doerr has served as a director of Netscape since September 1994. Mr. Doerr has served as a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since September 1980. Prior to joining Kleiner Perkins Caufield & Byers, Mr.
                                           Doerr was employed by Intel Corporation for five years. He is a director of
                                           Intuit Inc., Macromedia, Inc., Platinum Software, Inc., Sun Microsystems,
                                           Inc., @Home Corporation, Amazon.com, Inc., and several privately held companies.

                                 INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 1999

Marc L. Andreessen..........          26   EXECUTIVE VICE PRESIDENT, PRODUCTS OF NETSCAPE. Mr. Andreessen co-founded
                                           Netscape in April 1994 and has been a director of Netscape since September
                                           1994. Mr. Andreessen was elected to the position of Vice President,
                                           Technology in September 1994, to the position of Senior Vice President,
                                           Technology in January 1996, and to the position of Executive Vice President,
                                           Products in June 1997. He received a B.S. from the University of Illinois in
                                           December 1993, where he co-authored the original NCSA Mosaic Web browser.

Eric A. Benhamou............          42   PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHAIRMAN OF THE BOARD OF DIRECTORS OF
                                           3COM CORPORATION. Mr. Benhamou has served as a director of Netscape since
                                           January 1997. Mr. Benhamou has been the Chairman of the Board of 3Com
                                           Corporation ("3Com") since July 1994. He served as 3Com's Chief Executive
                                           Officer since September 1990 and as its President since April 1990. Mr
                                           Benhamou serves as a director of Cypress Semiconductor, Inc. and Legato
                                           Systems, Inc.

NAME                              AGE                      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----------------------------      ---      -----------------------------------------------------------------------------
                                INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2000

James H. Clark..............          53   CHAIRMAN OF THE BOARD OF DIRECTORS OF NETSCAPE. Dr. Clark co-founded Netscape in April 1994 and has served as its Chairman of the Board since inception.
                                           From the inception of Netscape to January 1995, Dr. Clark served as its
                                           President and Chief Executive Officer. From 1981 to 1994, Dr. Clark was
                                           Chairman of the Board of Directors of Silicon Graphics, Inc., a computer systems company he founded in 1981. Dr. Clark also served as Chief Technical
                                           Officer of Silicon Graphics from 1981 to 1987. Prior to founding Silicon
                                           Graphics, Dr. Clark was an associate professor at Stanford University. Dr.
                                           Clark holds a Ph.D. from the University of Utah and an M.S. and a B.S. from the University of New Orleans.

John E. Warnock.............          57   CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS OF ADOBE
                                           SYSTEMS INCORPORATED. Dr. Warnock has served as a director of Netscape since
                                           April 1995. Dr. Warnock is a founder of Adobe Systems Incorporated ("Adobe"), and has served as its Chairman of the Board since April 1989. He has served as Adobe's Chief Executive Officer and a director since December 1982 and served as its President from December 1982 through March 1989. Prior to founding Adobe, Dr. Warnock was Principal Scientist of the Imaging Sciences
                                           Laboratory at Xerox Corporation's Palo Alto Research Center. He is a director of Evans & Sutherland Computer Corporation and Red Brick Systems, Inc.

BOARD MEETINGS AND COMMITTEES

    During fiscal 1997, the Board of Directors held six meetings (including regularly scheduled and special meetings), and no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member. Certain matters approved by the Board of Directors were approved by unanimous written consent.

    The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee, and a Stock Option Committee. Netscape has no nominating committee or committee performing a similar function. The Audit Committee currently consists of Messrs. Doerr, Warnock, and Benhamou. The Compensation Committee currently consists of Messrs. Doerr and Warnock. The Stock Option Committee currently consists of one member, Mr. Barksdale, with Dr. Clark and Mr. Andreessen each appointed as alternate members.

    AUDIT COMMITTEE. The Audit Committee, which met four times during 1997, makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Netscape, provides to the Board of Directors the results of its examinations and recommendations derived therefrom, outlines to the Board of Directors improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require Board of Directors attention.

    COMPENSATION COMMITTEE. The Compensation Committee, which met four times during 1997, reviews Netscape's executive compensation policy, administers Netscape's stock purchase and stock option plans, and makes recommendations to the Board of Directors regarding such matters. Certain matters were approved by the Compensation Committee by unanimous written consent.

    STOCK OPTION COMMITTEE. The Stock Option Committee, which was established in January 1997, has the right to administer Netscape's 1995 Stock Plan with respect to persons other than directors and officers of Netscape. The Stock Option Committee's authority is in addition to, and not in lieu of, the authority granted to the Compensation Committee. In the event of conflict with respect to the actions of the Stock Option Committee and the Compensation Committee, the actions of the Compensation Committee are the actions of Netscape unless determined otherwise by the full Board of Directors. The Stock Option Committee did not take any action during 1997.

DIRECTOR COMPENSATION

    Directors who are not officers or employees of Netscape or any of its subsidiaries ("Eligible Directors") currently receive $10,000 as an annual retainer, a fee of $2,500 for attendance at each meeting of the Board of Directors, and a fee of $2,500 for attendance at each meeting of a committee of the Board of Directors that is not held in conjunction with a meeting of the Board of Directors. All directors are reimbursed for expenses incurred in attending any Board of Directors and committee meetings. Directors who are officers of or employed by Netscape or any of its subsidiaries are not compensated for their Board of Directors or committee activities.

    Eligible Directors may participate in the 1995 Director Option Plan (the "Director Plan"). Subject to stockholder approval of Proposal Two, a total of 350,000 shares of Common Stock has been reserved for issuance under the Director Plan. The Director Plan provides for an automatic grant of an option to purchase 40,000 shares of Common Stock (the "First Option") to each such director on the date on which such person becomes an Eligible Director. After the First Option is granted to the Eligible Director, such director shall automatically be granted an option to purchase 10,000 shares (a "Subsequent Option") on January 1 of each subsequent year provided such person is then an Eligible Director and, provided further, that on such date such person has served on the Board of Directors for at least six months. Messrs. Doerr, Warnock, and Benhamou were each granted Subsequent Options in January 1998.

                                  PROPOSAL TWO
             APPROVAL OF AMENDMENT TO THE 1995 DIRECTOR OPTION PLAN

GENERAL

    The Board of Directors has approved an amendment to the Director Plan to increase the number of shares issuable thereunder by 150,000 shares. Upon approval of the amendment as set forth in this Proposal Two, a total of 350,000 shares of Common Stock will be reserved for issuance under the Director Plan. As of April 1, 1998, options to purchase 190,000 shares have been granted under the Director Plan and, subject to approval of this Proposal Two, 160,000 shares will remain available for future issuance. The Director Plan was established to attract and retain the best available personnel for service as non-employee directors of Netscape, to provide additional incentive to such non-employee directors, and to encourage their continued service on the Board of Directors.

REQUIRED VOTE

    Adoption of the amendment is subject to the approval of a majority of the shares of Netscape's Common Stock that are present in person or represented by proxy and entitled to vote at the Annual Meeting. The Director Plan was previously authorized by the stockholders in June 1995.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1995 DIRECTOR OPTION PLAN

    The following is a summary of the principal features of the Director Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Director Plan.

    ADMINISTRATION. The Director Plan is designed to operate automatically without requiring administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. The interpretation and construction of any provision of the Director Plan by the Board of Directors shall be final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Director Plan.

    TERMS OF OPTIONS. The Director Plan provides for the grant of nonstatutory stock options to non-employee directors of Netscape. Each non-employee director will be automatically granted an option (the "First Option") to purchase 40,000 shares of Common Stock on the date on which the person first became a non-employee director. Thereafter, each outside director shall be automatically granted an option to purchase 10,000 shares of Common Stock (a "Subsequent Option") on January 1 of each year provided he or she is then an outside director and has served on the Board of Directors for at least six months. Options granted under the Director Plan expire ten years after the date of grant. Each option is evidenced by a stock option agreement between Netscape and the director. The terms of the options under the Director Plan described above may not be amended more than once every six months, except for amendments to comply with changes in applicable law.

    EXERCISE OF THE OPTIONS. The First Option shall become exercisable as to twenty percent (20%) of the shares subject thereto on the date ten months after its date of grant, and as to an additional two percent (2%) of the shares subject thereto each month thereafter so long as the Optionee continues to serve as a Director. Each Subsequent Option shall become exercisable as to one-twenty-fourth of the shares subject thereto at the end of each month after its date of grant so long as the Optionee continues to serve as a Director on such dates. The consideration to be paid for the shares to be issued upon exercise of an Option, including the method of payment, shall consist of: (i) cash, (ii) check, (iii) other shares of Common Stock (with some restrictions),
(iv) cashless exercise, or (v) any combination of the foregoing methods of payment.

    OPTION PRICE. The exercise price for all options granted under the Director Plan is the fair market value of Netscape's Common Stock on the date of grant. The fair market value of a share of Common Stock is generally determined with reference to the last reported sale price for such stock on the date of grant.

    TERMINATION OF STATUS AS A DIRECTOR. The Director Plan provides that if the optionee ceases to serve as a director of Netscape, the optionee may, but only within three months after the date he or she ceases to be a director, exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date.

    DISABILITY. If an optionee is unable to continue service as a director of Netscape as a result of his or her total and permanent disability, the optionee may, but only within 12 months after the date of the optionee's termination, exercise his or her option to the extent entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date.

    DEATH. In the event of the death of an optionee, the option may be exercised at any time within 12 months after death to the extent that the optionee was entitled to exercise it on the date of death, provided that the option is exercised no later than its expiration date.

    NONTRANSFERABILITY OF OPTIONS. Options granted under the Director Plan are nontransferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

    ADJUSTMENTS; DISSOLUTIONS; MERGERS AND ASSET SALES. In the event any change is made in Netscape's capitalization that results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by Netscape, an appropriate adjustment shall be made in the number of shares under the Director Plan and the price per share covered by each outstanding option. In the event of the proposed dissolution or liquidation of Netscape, all outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger of Netscape with or into another corporation or the sale of all or substantially all of the assets of Netscape, each outstanding option shall become fully vested and exercisable.

    AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend, or discontinue the Director Plan at any time, but any such action shall not adversely affect any stock option then outstanding under the Director Plan without the consent of the holder thereof. To the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), Netscape shall obtain stockholder approval of any amendment to the Director Plan in such a manner and to such a degree as required. The Director Plan shall terminate in February 2006. Any options outstanding under the Director Plan at the time of its termination shall remain outstanding until they expire by their terms.

    CERTAIN FEDERAL INCOME TAX INFORMATION. Options granted under the Director Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time of grant of an option. Upon its exercise, the optionee will generally recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. Netscape will generally be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option.

    THE FOREGOING SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF DIRECTOR PLAN TRANSACTIONS IS BASED ON FEDERAL INCOME TAX LAWS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE, AND DOES NOT DESCRIBE FOREIGN, STATE, OR LOCAL TAX CONSEQUENCES OF DIRECTOR PLAN TRANSACTIONS.

DIRECTOR OPTIONS GRANTED TO CERTAIN ELIGIBLE DIRECTORS

    As described above, Eligible Directors are entitled to receive a First Option and Subsequent Options. The following table sets forth, as to each of Netscape's Eligible Directors, certain information concerning: (i) the aggregate number of shares of Netscape's Common Stock subject to options granted under the Director Plan between and including January 1, 1997 and January 1, 1998 (the most recent grant date), and (ii) the weighted average per share exercise price of such options. Netscape's Eligible Directors are the only participants eligible to receive option grants under the Director Plan.

                           DIRECTOR PLAN TRANSACTIONS

                                              NUMBER OF SECURITIES UNDERLYING  WEIGHTED AVERAGE
NAME                                                  OPTIONS GRANTED           EXERCISE PRICE
--------------------------------------------  -------------------------------  -----------------
Eric A. Benhamou............................                50,000                 $   34.98
L. John Doerr...............................                20,000                 $   39.44
John E. Warnock.............................                20,000                 $   39.44

                                 PROPOSAL THREE
        APPROVAL OF AMENDMENTS TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

    The Board of Directors has approved an amendment to the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), including an increase in the number of shares issuable thereunder by 1,500,000 shares. Upon approval of the amendment as set forth in this Proposal Three, a total of 3,500,000 shares of Common Stock will be reserved for issuance under the Purchase Plan. As of April 1, 1998, 1,098,123 shares have been issued under the Purchase Plan and, subject to approval of this Proposal Three, 2,401,877 shares will remain available for future issuance. The Purchase Plan is intended to qualify under Sections 421 and 423 of the Code as an "employee stock purchase plan."

REQUIRED VOTE

    Adoption of the amendment is subject to the approval of a majority of the shares of Netscape's Common Stock that are present in person or represented by proxy and entitled to vote at the Annual Meeting. The Purchase Plan was previously authorized by the stockholders in June 1995.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

    ADMINISTRATION. The Purchase Plan is administered by the Board of Directors or a Committee of the Board.

    ELIGIBILITY. Only employees employed by Netscape or its subsidiaries on the first day of an offering period may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least twenty hours per week and at least five months per calendar year by Netscape or any of its subsidiaries. No employee shall be granted an option under the Purchase Plan if: (i) immediately after the grant of the option, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own 5% or more of the total combined voting power or value of the stock of Netscape or any of its subsidiaries; or (ii) the grant would permit such participant rights to purchase stock under all employee stock purchase plans of Netscape and its subsidiaries to accrue at a rate that exceeds $25,000 worth of stock (determined with reference to the fair market value of the Common Stock on the first day of the offering period) in a calendar year. For offering periods commencing on or before February 28, 1999, the maximum number of shares an eligible employee may generally purchase on an Exercise Date (as such term is defined below) is calculated by dividing $12,500 by the fair market value of a share on the Enrollment Date (as such term is defined below). For offering periods commencing on or after March 1, 1999, the maximum number of shares an eligible employee may generally purchase on an Exercise Date (as such term is defined below) is 2,000 shares. If the Purchase Plan lacks sufficient authorized shares, the plan administrator may also reduce on a pro-rata basis the total number of shares purchased. Subject to these eligibility criteria, the Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions subject to certain limitations described below. See "Offering Periods; Payment of Purchase Price; Payroll Deductions."

    OFFERING PERIODS. The Purchase Plan is implemented by consecutive offering periods that begin every six months. Historically, offering periods of twenty-four months duration commenced on February 1 and August 1 each year. Each twenty-four month offering period included four six-month purchase periods, during which payroll deductions accumulated and, at the end of which, shares of Common Stock were purchased with a participant's accumulated payroll deductions. The offering period that began on February 2, 1998, and the offering period that will begin on August 3, 1998, will both terminate on the last trading day on or before February 28, 1999. Beginning in March 1999 offering periods will last six months and will start on March 1 and September 1 of each year. These six-month offering periods will contain no intervening purchase periods. The Board of Directors has the power to change the duration of future offering periods, if such change is made at least five days prior to the scheduled beginning of the first offering period to be affected. The first day of an offering period is referred to as the "Enrollment Date," and the last day of an offering period or purchase period, as applicable, is referred to as the "Exercise Date."

    PURCHASE PRICE. The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date, or (ii) 85% of the fair market value of a share of Common Stock on the relevant

Exercise Date; provided, however, that under certain circumstances, the purchase price may be adjusted to a price not less than 85% of the lower of the fair market value on the Common Stock on (i) the date Netscape's stockholders approve an increase in shares reserved for issuance under the Purchase Plan, or (ii) the Exercise Date. The fair market value of the Common Stock on a given date is generally determined with reference to the closing sale price of the Common Stock for such date.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed 10% of the participant's total compensation during said offering period (15% of such compensation for offering periods beginning on or after March 1, 1999). During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Board of Directors.

    All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only, and are included with the general funds of Netscape. Funds received by Netscape pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

    WITHDRAWAL. A participant may terminate his or her participation in the Purchase Plan at any time by giving Netscape a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

    TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries, or the executors or administrators of his or her estate.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any changes in the capitalization of Netscape effected without receipt of consideration by Netscape, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of Netscape, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board of Directors. In the event of a sale of all or substantially all of the assets of Netscape, or the merger of Netscape with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board of Directors determines to shorten the offering period(s) then in progress by setting a new Exercise Date. If the Board of Directors shortens the offering period(s) in lieu of assumption or substitution in the event of a merger or sale of assets, the Board of Directors shall provide notice to each participant at least ten business days prior to the new Exercise Date that the Exercise Date has been changed to the new Exercise Date and that his or her option will be automatically exercised on the new Exercise Date, unless prior to such date the participant has withdrawn from the offering period.

    AMENDMENT AND TERMINATION. The Board of Directors may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto that adversely affects the rights of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required by any applicable law or regulation.

    FEDERAL INCOME TAX CONSEQUENCES. No income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the Enrollment Date and one year from the applicable Exercise Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain will be treated as long-term capital gain. The current maximum tax rates for net capital gains are:
(a) 28% for assets held 18 months or less, (b) 20% for assets held more than 18 months, but less than five years, and (c) 18% for assets held more than five years and sold after December 31, 2000. If the shares are sold or otherwise disposed of before the expiration of the required holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Netscape generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

    THE FOREGOING SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND NETSCAPE WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

STOCK ISSUANCES TO CERTAIN INDIVIDUALS AND GROUPS

    As described above, only employees employed by Netscape on the first day of an offering period may participate in the Purchase Plan. The following table sets forth, as to each of Netscape's executive officers named in the Summary Compensation Table and the various indicated groups, certain information concerning: (i) the aggregate number of shares of Netscape's Common Stock purchased under the Purchase Plan between and including January 1, 1997 and January 30, 1998 (the most recent purchase date), and (ii) the weighted average purchase price paid per share.

                           PURCHASE PLAN TRANSACTIONS

                                                                  NUMBER OF      WEIGHTED AVERAGE
NAME                                                           PURCHASED SHARES   PURCHASE PRICE
-------------------------------------------------------------  ----------------  -----------------
James L. Barksdale...........................................             --                --
Michael J. Homer.............................................          2,253         $   12.15
Marc L. Andreessen...........................................          2,010         $   12.19
Larry K. Geisel..............................................            952         $   25.37
John M. Paul.................................................            663         $   22.41
All current executive officers as a group (10 persons).......         13,607         $   14.52
All employees, including current officers who are not
  executive officers, as a group (approximately 2,500
  persons)...................................................        808,010         $   17.17

                                 PROPOSAL FOUR
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

    The Board of Directors has appointed Ernst & Young LLP as independent auditors of Netscape to audit the consolidated financial statements of Netscape for the year ending October 31, 1998, and has determined that it would be desirable to request that the stockholders ratify such appointment. Ernst & Young LLP has audited Netscape's financial statements since Netscape's inception. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

    Although stockholder approval is not required for the appointment of Ernst & Young LLP (as the Board of Directors has the responsibility for selecting auditors), the Board of Directors has conditioned its appointment of Netscape's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth information concerning the beneficial ownership of Common Stock of Netscape as of March 31, 1998 for the following:
(i) each person or entity who is known by Netscape to own beneficially more than 5% of the outstanding shares of Netscape's Common Stock; (ii) each of Netscape's current directors; (iii) each of the officers named in the Summary Compensation Table; and (iv) all directors and executive officers of Netscape as a group.

                                                                         AMOUNT
                                                                          AND
                                                                       NATURE OF
                                                                       BENEFICIAL    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                  OWNERSHIP(1)      CLASS
--------------------------------------------------------------------  ------------  -------------
James H. Clark(2) ..................................................   15,239,136          15.5%
  c/o Netscape Communications Corporation
  501 East Middlefield Road
  Mountain View, CA 94043

The Capital Group Companies, Inc.(3) ...............................    7,379,850           7.5%
  333 South Hope Street
  Los Angeles, CA 90071

James L. Barksdale(4) ..............................................    4,798,259           4.9%
  c/o Netscape Communications Corporation
  501 East Middlefield Road
  Mountain View, CA 94043

Marc L. Andreessen(5)...............................................    1,166,293           1.2%

L. John Doerr(6)....................................................      411,782         *

Michael J. Homer(7).................................................      312,638         *

Larry K. Geisel(8)..................................................       65,752         *

John E. Warnock(9)..................................................       55,126         *

John M. Paul(10)....................................................       21,531         *

Eric A. Benhamou(11)................................................       17,645         *

All directors and executive officers as a group (13 persons)(12)....   23,264,471          23.7%

------------------------

*   Less than 1%.

 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days of March 31, 1998 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Includes (i) 55,136 shares subject to a repurchase right of Netscape upon cessation of Dr. Clark's service to Netscape and (ii) 14,186,170 shares held by Monaco Partners, L.P., of which Dr. Clark is the sole limited partner.

 (3) This information was obtained from filings made with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(d) and 13(g) of the Exchange Act. Of such 7,379,850 shares, The Capital Group Companies, Inc. has sole dispositive power only. The Capital Group Companies,

    Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the shares reported in the Schedule 13(G). Capital Research and Management Company, a registered investment adviser and wholly owned subsidiary of the Capital Group Companies, Inc. is the beneficial owner of the shares.

 (4) Includes (i) 1,056,000 shares subject to a repurchase right of Netscape upon cessation of Mr. Barksdale's service to Netscape and (ii) 40,000 shares held by a family member.

 (5) Includes (i) 160,000 shares subject to a repurchase right of Netscape upon cessation of Mr. Andreessen's service to Netscape, (ii) includes 21,666 shares exercisable within 60 days of March 31, 1998, and (iii) 10,038 shares held by The Andreessen 1996 Charitable Remainder Unitrust DTD 2/1/96.

 (6) This information was obtained from filings with the Commission pursuant to
    Section 16 of the Exchange Act. Includes 253,264 shares, 98,041 shares, 4,790 shares, 3,237 shares and 7,718 shares held by Mr. Doerr, the Doerr Irrevocable Children's Trust 5/26/94, the LJD (L. John Doerr) Trust VII, the Doerr Trust DTD 3/16/92, and the Vallejo Foundation, respectively; and an option for 44,732 shares exercisable within 60 days of March 31, 1998. Mr. Doerr disclaims beneficial ownership of shares held by the Doerr Irrevocable Children's Trust DTD 5/26/94, the LJD (L. John Doerr) Trust VII, the Doerr Trust DTD 3/16/92, and Vallejo Foundation, except to the extent of any indirect pecuniary interest therein.

 (7) Includes (i) 108,000 shares subject to a repurchase right of Netscape upon cessation of Mr. Homer's service to Netscape and (ii) 156,249 shares exercisable within 60 days of March 31, 1998.

 (8) Includes 64,800 shares exercisable within 60 days of March 31, 1998.

 (9) Includes (i) 44,732 shares exercisable within 60 days of March 31, 1998 and
    (ii) 84 shares held by family members.

(10) Includes 20,868 shares exercisable within 60 days of March 31, 1998.

(11) Includes 14,466 shares exercisable within 60 days of March 31, 1998.

(12) Includes (i) 568,043 shares issuable upon currently exercisable options,
    (ii) 50,636 shares exercisable within 60 days of March 31, 1998 and (iii) an aggregate of 1,811,136 shares subject to certain repurchase rights of Netscape upon cessation of certain executive officers' service to Netscape, which repurchase rights generally lapse at a rate of two percent per month.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act ("Section 16(a)") requires Netscape's executive officers, directors, and persons who own more than ten percent of a registered class of Netscape's equity securities ("10% Stockholders") to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the Commission and The Nasdaq Stock Market, Inc. Such executive officers, directors, and 10% Stockholders are also required by Commission rules to furnish Netscape with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by Netscape, or written representations from certain reporting persons that no Forms 5 were required for such persons, Netscape believes that during 1997 its executive officers, directors, and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that Kandis Malefyt filed one late report relating to a sale of shares; Eric Hahn filed one late report relating to a sale of shares; and John Warnock filed one late report relating to a sale of shares that were held by Adobe Corporation.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Netscape's Compensation Committee is currently composed of Messrs. Doerr and Warnock. No interlocking relationship exists between any member of Netscape's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of Netscape. In April 1998, the Board of Directors unanimously approved the 1998 Stock Option Plan (the "1998 Plan"). Subject to certain provisions of the 1998 Plan, the maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1998 Plan is 500,000. The purposes of the 1998 Plan are to attract and retain the best available personnel, to provide additional incentives to employees, and to promote the success of Netscape's business. These shares will be issued to Netscape employees, excluding officers and directors.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers during the last fiscal year (the "Named Officers") for services rendered to Netscape during each of the last three fiscal years.

                                                                                       LONG-TERM
                                                            ANNUAL COMPENSATION       COMPENSATION
                                                           ----------------------  AWARDS/SECURITIES     ALL OTHER
NAME AND PRINCIPAL POSITION                       YEAR       SALARY      BONUS     UNDERLYING OPTIONS  COMPENSATION
----------------------------------------------  ---------  ----------  ----------  ------------------  -------------
                                                     1997  $     1.00      --             300,200(1)        --
James L. Barksdale ...........................       1996  $  100,000      --              --               --
  President and Chief Executive Officer              1995  $   96,154      --           8,400,000      $   32,702

Michael J. Homer .............................       1997  $  175,000  $  100,000          75,200           --
  Executive Vice President and General               1996  $  175,000  $   53,594          --               --
  Manager, Website                                   1995  $  175,000      --             800,000           --

                                                     1997  $  150,000  $  100,000         100,200           --
Marc L. Andreessen ...........................       1996  $  150,000  $   49,668          --               --
  Executive Vice President, Products                 1995  $  125,385      --           2,000,000           --

Larry K. Geisel ..............................       1997  $  220,000      --              40,200      $   60,000(2)
  Senior Vice President, Information Systems         1996  $  165,385  $  103,250         200,000           --
  and Chief Information Officer                      1995      --          --              --               --

John M. Paul .................................       1997  $  216,695  $    1,617         100,200      $  163,369(3)
  Senior Vice President and General Manager,         1996      --          --              60,000           --
  Server Products Division                           1995      --          --              --               --

------------------------

(1) In April 1998, Mr. Barksdale elected to return a stock option grant of 300,000 shares made in April 1997.

(2) Represents $50,000 of indebtedness and $10,000 of interest on such indebtedness forgiven by Netscape, which indebtedness consists of a portion of the principal amount of a loan provided to Mr. Geisel in connection with relocation expenses. See "Transactions with Management."

(3) Represents reimbursement provided to Mr. Paul in connection with relocation expenses. See "Transactions with Management."

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth, as to the Named Officers, information concerning stock options granted during the year ended December 31, 1997.

                                                  INDIVIDUAL GRANTS
                                 ---------------------------------------------------
                                                PERCENT OF
                                                  TOTAL                               POTENTIAL REALIZABLE VALUE
                                  NUMBER OF      OPTIONS                              AT ASSUMED ANNUAL RATES OF
                                  SECURITIES    GRANTED TO                             STOCK PRICE APPRECIATION
                                  UNDERLYING   EMPLOYEES IN   EXERCISE                    FOR OPTION TERM(4)
                                   OPTIONS        FISCAL     PRICE PER   EXPIRATION   ---------------------------
NAME                              GRANTED(1)     YEAR(2)       SHARE       DATE(3)         5%            10%
-------------------------------  ------------  ------------  ----------  -----------  ------------  -------------
James L. Barksdale.............    300,000(5)       4.1519%  $  27.5000    04/23/07   $  5,188,380  $  13,148,375
                                       200(6)       0.0027%  $  37.8750    07/07/07   $      4,763  $      12,072

Michael J. Homer...............     75,000(7)       1.0379%  $  27.5000    04/23/07   $  1,297,095  $   3,287,093
                                       200(6)       0.0027%  $  37.8750    07/07/07   $      4,763  $      12,072

Marc L. Andreessen.............    100,000(7)       1.3839%  $  27.5000    04/23/07   $  1,729,460  $   4,382,791
                                       200(6)       0.0027%  $  37.8750    07/07/07   $      4,763  $      12,072

Larry K. Geisel................     40,000(8)       0.5535%  $  47.8750    01/08/07   $  1,204,333  $   3,052,016
                                       200(6)       0.0027%  $  37.8750    07/07/07   $      4,763  $      12,072

John M. Paul...................     60,000(8)       0.8303%  $  26.3750    04/10/07   $    995,225  $   2,522,097
                                       200(6)       0.0027%  $  37.8750    07/07/07   $      4,763  $      12,072
                                    40,000(8)       0.5535%  $  38.1875    08/20/07   $    960,636  $   2,434,441

------------------------

(1) The options in this table are incentive stock options or nonstatutory stock options, except as otherwise provided, granted under the 1995 Stock Plan and have exercise prices equal to the fair market value on the date of grant. All such options have ten-year terms.

(2) Netscape granted (or assumed) options to purchase 7,225,564 shares of Common Stock to employees in fiscal 1997.

(3) The options in this table may terminate before their expiration upon the termination of optionee's status as an employee or consultant or upon the optionee's disability or death.

(4) Under rules promulgated by the Commission, the amounts in these two columns represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' ten-year term at assumed annual rates of 5% and 10%. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of Netscape's Common Stock were to increase at such rates from the price at 1997 year end ($24.375 per share) over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $40 and $63, respectively. The 5% and 10% assumed annual rates of appreciation are specified in the Commission rules and do not represent Netscape's estimate or projection of future stock price growth. Netscape does not necessarily agree that this method can properly determine the value of an option.

(5) In April 1998, Mr. Barksdale elected to return to Netscape this stock option grant, which was granted in April 1997.

(6) Vests fully one year from the date of grant.

(7) Vests over a period of 60 months at a rate of 1.667% per month commencing on the grant date.

(8) Vests over a period of 50 months at a rate of 20% of the shares subject to the options at the end of 10 months from the vesting commencement date and 2% per month thereafter.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth, as to the Named Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1997. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of Netscape's Common Stock as of December 31, 1997.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                                    OPTIONS             IN-THE- MONEY OPTIONS AT
                                                              AT FISCAL YEAR END          FISCAL YEAR END($)(1)
                                                          ---------------------------  ---------------------------
NAME                                                      EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------  ------------  -------------  ------------  -------------
James L. Barksdale......................................     40,000(2)     260,200(3)       --            --
Michael J. Homer........................................    130,000         65,200     $  2,925,000       --
Marc L. Andreessen......................................     13,332         86,868          --            --
Larry K. Geisel.........................................     50,800         89,400          --            --
John M. Paul............................................      2,666         97,534          --            --

------------------------

(1) Market value of underlying securities based on the closing price of Netscape's Common Stock on December 31, 1997 (the last trading day of fiscal
    1997) on the Nasdaq National Market of $24.375 minus the exercise price.

(2) Includes 40,000 shares subject to an option granted in April 1997 that Mr. Barksdale elected to return to Netscape in April 1998.

(3) Includes 260,000 shares subject to an option granted in April 1997 that Mr. Barksdale elected to return to Netscape in April 1998.

EMPLOYMENT AGREEMENTS

    Netscape has an employment agreement with James L. Barksdale, Netscape's President and Chief Executive Officer, which is terminable at will by either Netscape or Mr. Barksdale. In connection with such agreement, Mr. Barksdale was granted an option to purchase 8,000,000 shares of Netscape's Common Stock at an exercise price of $0.0563 per share. The option was immediately exercisable, with 4,000,000 shares vesting immediately upon grant and an additional 80,000 shares vesting per month thereafter. Netscape retains the right to repurchase any unvested shares at $0.0563 per share upon the cessation of Mr. Barksdale's service for any reason. Upon a change in control of Netscape, Netscape or its successor entity shall be obligated to employ Mr. Barksdale until all shares subject to his option have vested in full.

                          TRANSACTIONS WITH MANAGEMENT

    In April 1996, Netscape loaned $100,000 to Larry K. Geisel, an officer of Netscape, to assist in his relocation to the San Francisco Bay Area. The loan is unsecured, bears no interest, and may be forgiven by Netscape over two years at a rate of 50% per year. However, upon the occurrence of certain events of default, the entire unpaid principal balance will bear interest at 10%, and the loan will become due and payable upon certain other events of default. The largest aggregate amount of indebtedness outstanding at any time in 1997 was $100,000 plus any accrued interest, of which $50,000 of indebtedness and $10,000 of accrued interest was forgiven on March 4, 1997, and the remaining balance of $50,000 and any accrued interest was forgiven on March 4, 1998.

    In April 1997, Netscape granted an option to purchase 60,000 shares to John
M. Paul, an officer of Netscape, conditioned upon the surrender and cancellation of his existing option for 60,000 shares that was granted in December 1996 and the execution by Mr. Paul and Netscape of the standard form of Stock

Option Agreement. In 1997, Netscape reimbursed $163,369 to Mr. Paul to assist in his relocation to the San Francisco Bay Area.

    In June 1997, Netscape acquired DigitalStyle Corporation in a transaction exempt from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 under Regulation D thereof. The Andreessen 1996 Charitable Remainder Trust, of which Marc L. Andreessen, an executive officer of Netscape, is a trustee and income beneficiary, exchanged 50,000 shares of DigitalStyle Series A preferred stock for 10,038 shares of Netscape Common Stock. The Trust owned less than 1% of DigitalStyle immediately prior to the acquisition.

    Netscape believes that all of the transactions set forth above were made on terms no less favorable to Netscape than could have been obtained from unaffiliated third parties. All future transactions, including loans, between Netscape and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors of the Board of Directors, and will be on terms no less favorable to Netscape than could be obtained from unaffiliated third parties.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    NOTWITHSTANDING ANY STATEMENT TO THE CONTRARY IN ANY OF NETSCAPE'S PREVIOUS OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, THIS REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

    The Compensation Committee of the Board of Directors (the "Committee") consists of directors L. John Doerr and John E. Warnock, neither of whom is an employee or officer of Netscape. The Committee sets policy and administers Netscape's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote Netscape's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers of Netscape, including stock compensation and loans, and all bonus and stock compensation to all employees.

COMPENSATION PHILOSOPHY AND POLICIES

    The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

    - ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

    - ensure that the total compensation program will motivate, retain, and attract executives of outstanding abilities; and

    - ensure that current cash and equity incentive opportunities are competitive with comparable companies.

ELEMENTS OF COMPENSATION

    Compensation for officers and key employees includes: (i) annual cash compensation in the form of base salary and bonuses, (ii) equity elements, and
(iii) employee benefits available to all employees of Netscape, such as health insurance and an employee "401(k)" plan.

    SALARY AND BONUS. Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise, and experience of the employee and competitive conditions in the industry. The Committee believes that the salaries of Netscape's officers are comparable to other similarly situated officers in the software industry. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions.

    EQUITY ELEMENTS. Ownership of Netscape's Common Stock is a key element of executive compensation. Officers and other employees of Netscape are eligible to participate in the Option Plan and the Purchase Plan. The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has authority to grant stock options to executive officers of Netscape and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within Netscape, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over 50 months and thus require the employee's continuing services to Netscape. The Purchase Plan permits employees to acquire Common Stock of Netscape through payroll deductions and promotes broad-based equity participation throughout Netscape. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

    BENEFITS. Netscape believes that it must offer a competitive benefit program to attract and retain officers and key employees. During 1997, Netscape provided medical and other benefits to its executive officers that are generally available to Netscape's other employees. Additionally, Netscape maintains a 401(k) Plan to provide retirement benefits through tax-deferred salary deductions for all its employees. Netscape did not make contributions to the 401(k) Plan in 1997.

1997 EXECUTIVE COMPENSATION

    Executive compensation for 1997 included base salary and cash bonuses, plus, in the case of sales executives, sales commissions. For 1997, Netscape implemented a bonus plan for its employees. Bonus awards for executive officers were based on the following measures of Netscape's performance: total revenues, operating income, and the market share of certain of Netscape's products.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1997

    James L. Barksdale joined Netscape as President and Chief Executive Officer in January 1995. For 1997, Mr. Barksdale elected to receive a salary of $1.00 and to return an option grant of 300,000 shares made in April 1997. Mr. Barksdale believes that his compensation should be linked to the long-term interests of Netscape's stockholders. Accordingly, through his ownership position in Netscape's Common Stock, Mr. Barksdale's pecuniary interests are aligned with those of Netscape's stockholders. For the same reasons, Mr. Barksdale has elected to receive a salary of $1.00 for 1998.

STOCK OPTION REPRICING

    On January 28, 1998, Netscape gave certain employees, who held outstanding options to purchase Netscape Common Stock at prices above the January 28, 1998 market closing price of $16.8125, the opportunity to change the exercise price of such options to the market closing price on January 28, 1998. Netscape's Board of Directors, Chief Executive Officer, and Executive Vice Presidents were not eligible to and did not participate in the repricing.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          L. John Doerr
                                          John E. Warnock

                     NETSCAPE STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders on Netscape's Common Stock with the cumulative total return of the S&P 500 Index and the Morgan Stanley Technology Index. The graph assumes that $100 was invested on August 9, 1995 in Netscape's Common Stock, the S&P 500 Index, and the Morgan Stanley Technology Index, including reinvestment of dividends. No dividends have been declared or paid on Netscape's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   DATE

                     Netscape               Morgan Stanley
               Communications    S&P 500   High Tech Index
09-Aug-95            100.0000   100.0000          100.0000
10-Aug-95             88.1974    99.5962           99.4694
11-Aug-95             89.2704    99.1781          100.0973
14-Aug-95             87.9828   100.0054          102.0469
15-Aug-95             93.7768    99.7963          102.3765
16-Aug-95             95.4936   100.0465          105.8801
17-Aug-95             94.2060    99.8803          106.1847
18-Aug-95             90.3434    99.9107          105.9461
21-Aug-95             87.5537    99.7141          101.8994
22-Aug-95             86.9099    99.9661          103.6449
23-Aug-95             89.2704    99.5408          104.1566
24-Aug-95             87.9828    99.5980          102.7721
25-Aug-95             87.9828   100.0697          101.8899
28-Aug-95             87.5537    99.8821           98.9106
29-Aug-95             82.8326   100.0518           98.6281
30-Aug-95             80.0429   100.2162           99.4192
31-Aug-95             84.9785   100.3877          100.9167
01-Sep-95             83.6910   100.7379           99.9561
05-Sep-95             79.3991   101.6902          103.6009
06-Sep-95             83.6910   101.8688          104.8378
07-Sep-95             86.2661   101.8903          104.7656
08-Sep-95             86.2661   102.3173          105.8017
11-Sep-95             91.4163   102.5370          106.7623
12-Sep-95             89.6996   103.0016          105.5160
13-Sep-95             87.1245   103.4053          105.9681
14-Sep-95             86.2661   104.2701          105.4626
15-Sep-95             91.4163   104.2236          102.3577
18-Sep-95             90.1288   104.1200          103.6668
19-Sep-95             91.6309   104.3755          106.5928
20-Sep-95             93.9914   104.8346          106.6242
21-Sep-95            100.8584   104.1611          105.1267
22-Sep-95            107.7253   103.9342          104.1943
25-Sep-95            115.0215   103.9485          103.3121
26-Sep-95            108.5837   103.8770          102.0030
27-Sep-95            107.7253   103.8109          100.7503
28-Sep-95            109.8713   104.6738          104.5208
29-Sep-95            107.2961   104.4130          102.2918
02-Oct-95            101.2876   103.9324          100.0848
03-Oct-95             98.7125   104.0432           99.2685
04-Oct-95             96.9957   103.8877           95.7743
05-Oct-95            104.7210   104.0950           99.3407
06-Oct-95            108.5837   104.0700           97.9092
09-Oct-95            106.0086   103.3339           93.7243
10-Oct-95            103.8627   103.1820           94.2800
11-Oct-95            108.5837   103.5286           97.4602
12-Oct-95            113.3047   104.1789           99.5856
13-Oct-95            115.4507   104.4291           99.1210
16-Oct-95            112.0172   104.1665           98.6218
17-Oct-95            117.1674   104.8364          102.9479
18-Oct-95            120.6009   104.9544          105.1769
19-Oct-95            119.7425   105.5279          105.6353
20-Oct-95            119.7425   104.9579          103.2713
23-Oct-95            125.3219   104.5291          104.5867
24-Oct-95            136.9100   104.7936          104.9854
25-Oct-95            150.6438   104.0664          103.7139
26-Oct-95            145.4936   103.0391          104.2100
27-Oct-95            139.9142   103.5715          106.0748
30-Oct-95            151.9313   104.2057          109.2833
31-Oct-95            151.0730   103.8931          108.1028
01-Nov-95            152.7897   104.3790          108.8909
02-Nov-95            168.6695   105.3617          111.5374
03-Nov-95            163.5193   105.5136          113.3991
06-Nov-95            154.5064   105.1366          111.7195
07-Nov-95            163.0900   104.7542          108.0934
08-Nov-95            169.9571   105.7172          107.4404
09-Nov-95            172.1030   105.9942          111.6944
10-Nov-95            167.3820   105.8977          112.5577
13-Nov-95            166.0944   105.8227          110.4920
14-Nov-95            165.6652   105.2849          106.6054
15-Nov-95            164.3777   106.1192          107.1704
16-Nov-95            172.9614   106.7231          108.2159
17-Nov-95            189.6996   107.2109          107.4624
20-Nov-95            199.5708   106.6356          102.0344
21-Nov-95            184.9785   107.2413          101.2024
22-Nov-95            181.1159   106.9125          100.1821
24-Nov-95            188.4120   107.1930          102.3765
27-Nov-95            190.5579   107.4342          101.9339
28-Nov-95            224.8927   108.3508          107.1139
29-Nov-95            240.3434   108.5634          108.3791
30-Nov-95            237.3391   108.1578          108.4105
01-Dec-95            235.6223   108.4454          106.0465
04-Dec-95            256.6523   109.6425          107.9019
05-Dec-95            293.5622   110.3571          106.9695
06-Dec-95            276.8240   110.8038          105.5348
07-Dec-95            227.4678   110.0874          103.9777
08-Dec-95            220.6009   110.3214          106.3040
11-Dec-95            211.5880   110.6859          106.3762
12-Dec-95            234.3348   110.5537          103.5381
13-Dec-95            248.9270   111.0736          103.1206
14-Dec-95            233.0472   110.2214           98.7725
15-Dec-95            224.0343   110.1177           97.0364
18-Dec-95            223.6052   108.4151           93.7463
19-Dec-95            248.7124   109.3298           99.4067
20-Dec-95            224.8927   108.2596           97.0960
21-Dec-95            243.3476   109.0726           99.3501
22-Dec-95            239.4850   109.3352          100.3108
26-Dec-95            245.4936   109.7533          100.8037
27-Dec-95            239.4850   109.7944          100.0534
28-Dec-95            235.6223   109.7211           98.5182
29-Dec-95            238.6266   110.0445           99.1335
02-Jan-96            232.4034   110.9021          100.2009
03-Jan-96            217.1674   111.0075           97.1620
04-Jan-96            224.4635   110.3607           95.2658
05-Jan-96            239.0558   110.1839           95.7241
08-Jan-96            234.0129   110.4965           95.6959
09-Jan-96            219.9034   108.8867           89.5740
10-Jan-96            222.1030   106.9268           89.7121
11-Jan-96            241.6309   107.6790           94.2235
12-Jan-96            235.6223   107.5218           93.7777
15-Jan-96            224.0343   107.1662           89.2977
16-Jan-96            233.4764   108.7063           91.9191
17-Jan-96            232.1888   108.3365           92.4874
18-Jan-96            235.6223   108.6706           94.1607
19-Jan-96            248.2833   109.3120           96.1291
22-Jan-96            276.3948   109.5925           98.4554
23-Jan-96            269.0987   109.4835           98.2984
24-Jan-96            270.8154   110.7645          100.6624
25-Jan-96            262.2318   110.2410           98.1917
26-Jan-96            269.5279   111.0611           98.7066
29-Jan-96            272.5322   111.5256           98.3769
30-Jan-96            286.6953   112.5851           99.9435
31-Jan-96            281.9742   113.6339          100.7723
01-Feb-96            258.7983   114.0698          102.5932
02-Feb-96            255.7940   113.6017          102.8255
05-Feb-96            244.6352   114.6004          106.4170
06-Feb-96            247.8541   115.4759          107.1234
07-Feb-96            232.6180   116.1191          105.8425
08-Feb-96            227.4678   117.2161          107.3463
09-Feb-96            224.8927   117.2697          106.8816
12-Feb-96            211.1588   118.1773          106.9099
13-Feb-96            215.4506   118.0093          105.2271
14-Feb-96            219.7425   117.1285          104.6903
15-Feb-96            215.4506   116.3674          105.0576
16-Feb-96            217.1674   115.7707          105.3339
20-Feb-96            212.8755   114.4611          106.1219
21-Feb-96            219.3133   115.7921          108.4576
22-Feb-96            212.8755   117.7145          111.1167
23-Feb-96            209.4421   117.7538          110.7337
26-Feb-96            191.4163   116.2138          109.3461
27-Feb-96            184.5494   115.6385          108.1939
28-Feb-96            176.8240   115.1936          107.4342
29-Feb-96            175.1073   114.4218          104.8316
01-Mar-96            184.1200   115.1257           99.3878
04-Mar-96            177.6824   116.2763           97.6737
05-Mar-96            172.1030   117.1660           99.8587
06-Mar-96            154.5064   116.4889           98.3392
07-Mar-96            133.0472   116.7837           98.3298
08-Mar-96            137.3391   113.1836           96.5655
11-Mar-96            158.7983   114.3485           99.1524
12-Mar-96            155.3648   113.8250           98.4334
13-Mar-96            148.9270   114.0859          100.5651
14-Mar-96            144.2060   114.5004          100.1067
15-Mar-96            147.6395   114.6004          102.3075
18-Mar-96            148.4978   116.6050          105.1644
19-Mar-96            150.6438   116.4335          104.3669
20-Mar-96            157.9400   116.1280          101.4065
21-Mar-96            149.3562   115.9869           99.4820
22-Mar-96            146.7811   116.2423           99.8587
25-Mar-96            139.4850   116.1387           97.1808
26-Mar-96            133.0472   116.6622           97.0929
27-Mar-96            133.0472   115.9368           98.5433
28-Mar-96            132.1888   115.9422           98.7128
29-Mar-96            142.4893   115.3276           99.3627
01-Apr-96            152.7897   116.7980           99.7645
02-Apr-96            148.0687   117.0713           99.8305
03-Apr-96            148.4978   117.1821          100.3265
04-Apr-96            156.6524   117.1785          100.0094
08-Apr-96            166.5236   115.1025          100.6185
09-Apr-96            169.0987   114.7362          100.9010
10-Apr-96            180.2575   113.1836          101.1365
11-Apr-96            184.5494   112.7691           99.9498
12-Apr-96            173.3905   113.7571           98.3550
15-Apr-96            180.6867   114.7898           99.7206
16-Apr-96            187.1245   115.2383          102.2667
17-Apr-96            185.4077   114.6326          100.4709
18-Apr-96            191.4163   114.9899          102.5932
19-Apr-96            189.6996   115.2508          102.1160
22-Apr-96            198.7124   115.7546          104.2445
23-Apr-96            212.0172   116.4139          106.5175
24-Apr-96            219.7425   116.1619          108.0401
25-Apr-96            221.4592   116.6443          108.9254
26-Apr-96            212.0172   116.7497          108.8846
29-Apr-96            212.4464   116.8748          108.5424
30-Apr-96            209.4421   116.8766          108.4231
01-May-96            203.0043   116.9498          109.3932
02-May-96            193.1330   114.9488          107.4907
03-May-96            193.9914   114.6362          107.8580
06-May-96            204.2918   114.4896          108.7810
07-May-96            198.2833   114.0340          108.1060
08-May-96            204.2918   115.1972          107.6696
09-May-96            200.8584   115.3169          106.5583
10-May-96            206.8670   116.5050          108.3446
13-May-96            219.7425   118.1880          111.1261
14-May-96            228.3262   118.9187          111.9989
15-May-96            239.4850   118.8866          111.9141
16-May-96            236.0515   118.7847          112.6111
17-May-96            242.9184   119.5101          112.1150
20-May-96            236.0515   120.2676          111.9204
21-May-96            244.6352   120.1980          110.2628
22-May-96            256.6523   121.2092          110.0587
23-May-96            257.5107   120.7768          109.8703
24-May-96            253.6481   121.2253          108.9599
28-May-96            242.0600   120.1033          108.1499
29-May-96            235.1931   119.3350          106.1470
30-May-96            240.3434   120.0086          107.8768
31-May-96            233.6910   119.5476          110.0367
03-Jun-96            225.7511   119.2903          108.2818
04-Jun-96            220.6009   120.1622          108.4325
05-Jun-96            216.3090   121.2128          108.9976
06-Jun-96            206.8670   120.2462          106.1564
07-Jun-96            213.7339   120.2962          107.3902
10-Jun-96            222.3176   120.0907          106.9256
11-Jun-96            228.3262   119.8781          106.8314
12-Jun-96            222.3176   119.5333          106.5802
13-Jun-96            217.1674   119.3332          105.7295
14-Jun-96            212.4464   118.9634          103.9211
17-Jun-96            210.7296   118.8401          102.6779
18-Jun-96            194.8500   118.2863          100.0597
19-Jun-96            185.8369   118.2684          100.6718
20-Jun-96            179.3991   118.2934          101.7675
21-Jun-96            188.8412   119.1403          101.6639
24-Jun-96            200.0000   119.4994          102.1662
25-Jun-96            201.7167   119.4333          100.5243
26-Jun-96            199.1416   118.7026           98.2639
27-Jun-96            209.4421   119.4458          101.2526
28-Jun-96            213.7339   119.8174          102.0438
01-Jul-96            220.6009   120.7554          104.1692
02-Jul-96            217.1674   120.3498          103.2462
03-Jul-96            209.4421   120.1336          101.2307
05-Jul-96            200.0000   117.4608           98.9546
08-Jul-96            189.0558   116.5854           98.7756
09-Jul-96            188.8412   116.9802           98.5308
10-Jul-96            186.2661   117.2143           98.3204
11-Jul-96            173.3905   115.3580           94.2015
12-Jul-96            166.5236   115.4509           93.2534
15-Jul-96            155.3648   112.5226           88.1487
16-Jul-96            165.6652   112.2671           89.2977
17-Jul-96            176.1803   113.2855           92.1044
18-Jul-96            193.9914   114.9810           94.8294
19-Jul-96            181.9742   114.1180           92.9803
22-Jul-96            159.6567   113.2319           91.7810
23-Jul-96            145.0644   111.9991           88.0702
24-Jul-96            149.3562   111.9598           89.4578
25-Jul-96            151.9313   112.7673           92.7605
26-Jul-96            143.3476   113.6124           95.8968
29-Jul-96            138.1974   112.7209           93.5610
30-Jul-96            135.6223   113.4981           95.2752
31-Jul-96            135.6223   114.3360           96.2201
01-Aug-96            148.0687   116.1352           97.9186
02-Aug-96            155.3648   118.3631          100.9293
05-Aug-96            151.5022   117.9593           99.1963
06-Aug-96            164.8069   118.3434          100.8351
07-Aug-96            165.2361   118.6614          103.9274
08-Aug-96            162.2318   118.3810          103.5130
09-Aug-96            153.2189   118.2934          102.8820
12-Aug-96            143.3476   118.9491          102.1976
13-Aug-96            137.3391   117.9539          100.2009
14-Aug-96            134.3348   118.2845          101.2369
15-Aug-96            131.3305   118.3256          101.3908
16-Aug-96            133.4764   118.8491          100.8257
19-Aug-96            125.3219   119.0938          101.1333
20-Aug-96            127.8970   118.9348          100.0691
21-Aug-96            127.8970   118.8240          100.5463
22-Aug-96            131.3305   119.8263          102.4111
23-Aug-96            130.4721   119.1742          102.4299
26-Aug-96            132.1888   118.6114          101.5258
27-Aug-96            127.4678   119.0617          102.2227
28-Aug-96            125.7511   118.7776          102.6528
29-Aug-96            124.0343   117.4537          100.9356
30-Aug-96            121.4592   116.4871           99.7551
03-Sep-96            125.7511   116.9749          100.2794
04-Sep-96            125.7511   117.1339          100.4866
05-Sep-96            120.1717   116.0315           97.6172
06-Sep-96            127.4678   117.1464           99.1115
09-Sep-96            126.6094   118.5900           99.6170
10-Sep-96            124.4635   118.5989           99.3627
11-Sep-96            127.8970   119.2189          100.3673
12-Sep-96            124.0343   119.9103          101.4065
13-Sep-96            133.0472   121.5880          105.2240
16-Sep-96            148.9270   122.2026          106.5834
17-Sep-96            157.9400   122.0168          109.1797
18-Sep-96            146.3519   121.7541          109.3178
19-Sep-96            156.2232   122.0275          110.3507
20-Sep-96            174.6781   122.7475          111.3302
23-Sep-96            167.3820   122.6492          109.8860
24-Sep-96            169.9571   122.4938          111.5280
25-Sep-96            163.9485   122.5331          113.2641
26-Sep-96            163.9485   122.5384          112.5106
27-Sep-96            169.9571   122.5974          111.3584
30-Sep-96            159.2275   122.7975          110.6772
01-Oct-96            162.2318   123.1138          109.6004
02-Oct-96            164.8069   123.9946          111.1952
03-Oct-96            154.5064   123.7748          109.7919
04-Oct-96            143.3476   125.3256          111.6253
07-Oct-96            145.9227   125.6615          113.4587
08-Oct-96            143.3476   125.1791          112.1590
09-Oct-96            136.9100   124.4823          113.1448
10-Oct-96            137.3391   124.1018          113.1573
11-Oct-96            140.7725   125.1827          114.8400
14-Oct-96            154.0773   125.6972          115.3392
15-Oct-96            151.9313   125.5239          115.0002
16-Oct-96            156.2232   125.8527          114.0207
17-Oct-96            152.7897   126.3136          111.4275
18-Oct-96            157.0815   126.9979          112.6299
21-Oct-96            153.6481   126.8246          110.9409
22-Oct-96            152.7897   126.2386          109.6066
23-Oct-96            171.2446   126.3637          110.3727
24-Oct-96            164.8069   125.4739          109.7636
25-Oct-96            158.7983   125.2291          108.8249
28-Oct-96            160.5150   124.5752          107.5849
29-Oct-96            159.2275   125.3328          106.4327
30-Oct-96            158.3691   125.2256          108.1531
31-Oct-96            151.9313   126.0063          109.7102
01-Nov-96            157.9400   125.7383          109.6883
04-Nov-96            160.5150   126.2672          109.4026
05-Nov-96            165.6652   127.5911          111.7352
06-Nov-96            172.5322   129.4581          114.4602
07-Nov-96            183.2618   130.0048          115.7254
08-Nov-96            190.1288   130.5712          116.5353
11-Nov-96            184.5494   130.7588          117.7472
12-Nov-96            187.9828   130.3461          116.5573
13-Nov-96            194.8500   130.6266          117.2574
14-Nov-96            193.9914   131.4752          119.7281
15-Nov-96            200.2146   131.7861          119.6591
18-Nov-96            198.7124   131.6789          118.2871
19-Nov-96            197.4249   132.5972          120.2367
20-Nov-96            198.2833   132.9171          121.3700
21-Nov-96            193.9914   132.7027          120.2053
22-Nov-96            187.1245   133.7711          123.6210
25-Nov-96            186.2661   135.2540          123.6147
26-Nov-96            186.2661   135.0628          123.7309
27-Nov-96            191.8455   134.8913          125.4513
29-Nov-96            191.8455   135.2522          125.8594
02-Dec-96            205.5794   135.1700          128.0507
03-Dec-96            205.1500   133.6907          127.3601
04-Dec-96            206.0086   133.1225          127.0838
05-Dec-96            201.7167   132.9939          127.0430
06-Dec-96            198.7124   132.1400          125.8877
09-Dec-96            206.0086   133.9551          129.4321
10-Dec-96            216.3090   133.5584          127.2941
11-Dec-96            220.6545   132.3417          126.5061
12-Dec-96            218.0258   130.3050          124.4184
13-Dec-96            207.7253   130.1817          122.5693
16-Dec-96            192.2747   128.8131          118.4567
17-Dec-96            186.6953   129.7172          119.7407
18-Dec-96            180.2575   130.7000          124.9521
19-Dec-96            187.5536   133.2404          125.2755
20-Dec-96            185.4077   133.7961          124.2050
23-Dec-96            181.1159   133.4477          122.2679
24-Dec-96            181.9742   134.1820          123.3793
26-Dec-96            191.8455   135.0378          124.1955
27-Dec-96            186.6953   135.2111          122.3496
30-Dec-96            188.8412   134.6858          121.3449
31-Dec-96            195.2790   132.3435          120.2524
02-Jan-97            190.5579   131.6771          118.6607
03-Jan-97            193.9914   133.6460          123.0622
06-Jan-97            185.8369   133.5781          124.6978
07-Jan-97            201.7167   134.5750          126.4528
08-Jan-97            164.3777   133.7139          124.4278
09-Jan-97            166.0944   134.8645          125.1185
10-Jan-97            157.0815   135.6953          127.3130
13-Jan-97            160.5150   135.6971          127.4354
14-Jan-97            145.0644   137.3676          129.4509
15-Jan-97            145.0644   137.0710          127.2125
16-Jan-97            143.7768   137.5266          129.4070
17-Jan-97            147.6395   138.6736          131.7678
20-Jan-97            148.4978   138.7683          132.4742
21-Jan-97            145.4936   139.8438          132.3141
22-Jan-97            142.4893   140.4709          132.3988
23-Jan-97            133.9056   138.9219          130.1353
24-Jan-97            130.0429   137.6642          126.3617
27-Jan-97            127.4678   136.6815          124.3023
28-Jan-97            130.4721   136.6815          124.7920
29-Jan-97            126.6094   138.0179          124.9239
30-Jan-97            122.3176   140.1029          127.5170
31-Jan-97            130.0429   140.4584          128.2800
03-Feb-97            129.6137   140.5603          127.1591
04-Feb-97            127.8970   141.0123          126.0917
05-Feb-97            124.6781   139.0506          121.6432
06-Feb-97            124.0343   139.3847          122.5787
07-Feb-97            129.1845   141.0659          124.9772
10-Feb-97            124.4635   140.3280          120.3309
11-Feb-97            119.3133   141.0713          119.0814
12-Feb-97            122.3176   143.4261          124.9270
13-Feb-97            125.7511   145.0430          127.0932
14-Feb-97            124.8927   144.4462          126.0792
18-Feb-97            122.7468   145.8416          125.3728
19-Feb-97            120.6009   145.1627          126.1043
20-Feb-97            115.8798   143.4314          122.8958
21-Feb-97            105.1502   143.2474          119.0343
24-Feb-97            107.9399   144.7678          121.0216
25-Feb-97            111.1588   145.0930          122.3778
26-Feb-97            106.4378   143.9460          122.3652
27-Feb-97             99.1416   142.0503          117.1915
28-Feb-97            100.0000   141.2910          117.2040
03-Mar-97             99.5708   142.0932          117.5274
04-Mar-97            102.1459   141.3142          119.1944
05-Mar-97             95.7082   143.2867          120.1520
06-Mar-97             89.2704   142.6739          117.9512
07-Mar-97             90.9871   143.8191          117.1130
10-Mar-97            101.7167   145.3700          118.8491
11-Mar-97             95.2790   144.9572          118.1992
12-Mar-97             93.5622   143.6923          117.0471
13-Mar-97             93.9914   141.0659          116.4286
14-Mar-97             92.7039   141.7109          116.1460
17-Mar-97             93.9914   142.1647          113.9296
18-Mar-97             90.5579   141.0838          112.3003
19-Mar-97             95.2790   140.3888          109.4088
20-Mar-97            106.4378   139.8313          112.9156
21-Mar-97            102.1459   140.0904          112.2029
24-Mar-97            100.6438   141.3035          112.5451
25-Mar-97            112.4464   140.9784          114.0521
26-Mar-97            110.3004   141.2339          118.0172
27-Mar-97            106.8670   138.2645          114.6328
31-Mar-97            103.2189   135.2700          111.3239
01-Apr-97             99.5708   135.7203          110.5547
02-Apr-97             98.7125   134.0176          108.7935
03-Apr-97            101.7167   134.0551          111.5248
04-Apr-97            103.8627   135.4094          116.0707
07-Apr-97             96.1373   136.1652          116.7614
08-Apr-97             94.8498   136.8780          117.9324
09-Apr-97             93.5622   135.8918          115.8447
10-Apr-97             90.5579   135.4880          113.6063
11-Apr-97             88.8412   131.7915          110.9158
14-Apr-97             94.4206   132.8777          113.1039
15-Apr-97             96.9957   134.8412          112.1213
16-Apr-97             89.9142   136.4153          110.8059
17-Apr-97             94.6352   136.1008          112.1182
18-Apr-97             94.4206   136.9173          110.6018
21-Apr-97             90.5579   135.8507          107.9930
22-Apr-97             85.8369   138.3949          109.7824
23-Apr-97             94.4206   138.2216          112.8402
24-Apr-97             91.4163   137.7821          113.8763
25-Apr-97             86.9099   136.7440          108.6491
28-Apr-97             87.5537   138.1000          110.3475
29-Apr-97             89.6996   141.8681          115.1257
30-Apr-97             92.9185   143.1706          117.7377
01-May-97             90.5579   142.6685          119.7375
02-May-97             96.5665   145.2484          125.6020
05-May-97            109.0129   148.3340          129.9312
06-May-97            106.0086   147.8909          127.0210
07-May-97            104.2919   145.7219          127.3161
08-May-97            106.0086   146.5509          129.0300
09-May-97            110.3004   147.3585          128.8764
12-May-97            122.7468   149.6596          129.0867
13-May-97            119.7425   148.8503          127.5547
14-May-97            117.1674   149.3700          128.1763
15-May-97            118.6695   150.4136          131.9028
16-May-97            100.4292   148.2464          128.8481
19-May-97            103.0043   148.8753          127.9252
20-May-97            104.7210   150.3743          131.6203
21-May-97            106.4378   149.9616          132.7034
22-May-97            103.0043   149.3023          131.3785
23-May-97            104.7210   151.3337          133.5761
27-May-97            104.2919   151.8125          137.9713
28-May-97             99.5708   151.3659          138.4516
29-May-97             97.4249   150.8067          134.9355
30-May-97            101.5021   151.5571          134.8288
02-Jun-97            102.5751   151.2140          135.9746
03-Jun-97            100.4292   151.0568          130.0129
04-Jun-97            108.5837   150.0974          128.8200
05-Jun-97            111.5880   150.6905          130.1039
06-Jun-97            112.6609   153.2955          131.7804
09-Jun-97            114.1631   154.1709          132.7128
10-Jun-97            108.5837   154.5925          129.5608
11-Jun-97            114.8069   155.3608          130.0914
12-Jun-97            114.3777   157.8460          130.5560
13-Jun-97            110.7296   159.5951          133.0173
16-Jun-97            112.6609   159.7077          135.5634
17-Jun-97            116.9528   159.8006          138.3072
18-Jun-97            114.5923   158.8430          135.2086
19-Jun-97            117.1674   160.4384          136.9290
20-Jun-97            120.6009   160.5653          136.4393
23-Jun-97            116.9528   156.9777          134.7032
24-Jun-97            122.7468   160.1436          136.9100
25-Jun-97            125.3219   158.8305          136.1630
26-Jun-97            124.0343   157.8817          134.8288
27-Jun-97            115.0215   158.5285          133.8304
30-Jun-97            110.0858   158.1426          133.8116
01-Jul-97            120.1717   159.1949          135.3059
02-Jul-97            131.5451   161.5176          138.6180
03-Jul-97            128.5408   163.8205          140.5456
07-Jul-97            130.0429   162.9772          141.2457
08-Jul-97            139.0558   164.1475          144.1842
09-Jul-97            139.0558   162.1447          144.8184
10-Jul-97            133.4764   163.2595          144.6991
11-Jul-97            133.4764   163.7777          146.9061
14-Jul-97            153.6481   164.0814          150.9371
15-Jul-97            154.2918   165.4000          153.9353
16-Jul-97            164.3777   167.3349          158.1421
17-Jul-97            150.4292   166.4451          155.9600
18-Jul-97            153.8627   163.5311          152.8804
21-Jul-97            150.6438   163.1095          150.9779
22-Jul-97            152.7897   166.8685          154.9556
23-Jul-97            136.0515   167.3295          157.1343
24-Jul-97            127.8970   167.9977          158.0040
25-Jul-97            122.3176   167.7279          156.8016
28-Jul-97            128.7554   167.3100          155.1691
29-Jul-97            129.3991   168.3532          155.2318
30-Jul-97            130.4721   170.1400          157.9945
31-Jul-97            125.9657   170.4972          158.7072
01-Aug-97            129.1845   169.2200          160.0258
04-Aug-97            129.6137   169.7843          161.9377
05-Aug-97            131.4378   170.1542          164.7066
06-Aug-97            136.9100   171.5746          165.0300
07-Aug-97            138.6266   169.9434          164.5026
08-Aug-97            141.6309   166.7900          160.8985
11-Aug-97            139.9142   167.4081          158.2928
12-Aug-97            131.7597   165.5375          156.9742
13-Aug-97            134.7639   164.7317          159.0462
14-Aug-97            134.1200   165.2231          160.5000
15-Aug-97            131.9742   160.9423          157.2630
18-Aug-97            129.8283   163.0291          158.6193
19-Aug-97            133.4764   165.4446          163.6172
20-Aug-97            131.1159   167.8280          167.0172
21-Aug-97            128.7554   165.2731          163.5984
22-Aug-97            126.1803   165.0051          163.0647
25-Aug-97            131.9742   164.3994          163.3912
26-Aug-97            133.4764   163.1238          160.3177
27-Aug-97            133.6910   163.2453          159.0180
28-Aug-97            132.6180   161.4532          157.1751
29-Aug-97            136.6953   160.7029          157.0464
02-Sep-97            142.2747   165.7251          161.9063
03-Sep-97            143.3476   165.7751          161.5044
04-Sep-97            141.8455   166.3129          162.1857
05-Sep-97            145.0644   165.9877          163.8400
08-Sep-97            150.6438   166.3719          162.0507
09-Sep-97            149.1416   166.8042          162.2641
10-Sep-97            143.3476   164.1975          158.9835
11-Sep-97            142.0600   163.0469          159.6521
12-Sep-97            140.7725   165.0694          159.9441
15-Sep-97            133.0472   164.3297          156.7953
16-Sep-97            142.9185   168.9518          162.1637
17-Sep-97            139.4850   168.4800          161.9973
18-Sep-97            141.2017   169.2466          162.2014
19-Sep-97            140.7725   169.8219          164.7820
22-Sep-97            146.3519   170.7009          167.4568
23-Sep-97            145.4936   170.0756          168.5400
24-Sep-97            137.3391   168.7445          165.4538
25-Sep-97            135.6223   167.5707          163.9846
26-Sep-97            133.9056   168.8767          163.7585
29-Sep-97            132.1888   170.3275          166.6311
30-Sep-97            123.6052   169.2448          163.3755
01-Oct-97            118.6695   170.6973          161.2407
02-Oct-97            125.5365   171.5996          163.6047
03-Oct-97            124.8927   172.4161          165.0551
06-Oct-97            118.4549   173.7846          164.1792
07-Oct-97            119.7425   175.6481          166.0942
08-Oct-97            127.6824   173.9900          167.4473
09-Oct-97            136.9100   173.4148          167.8241
10-Oct-97            133.6910   172.7645          167.3908
13-Oct-97            131.1159   172.9646          168.0564
14-Oct-97            126.1803   173.3540          165.4507
15-Oct-97            124.8927   172.5393          165.2403
16-Oct-97            122.1030   170.6652          159.5674
17-Oct-97            119.9571   168.6873          154.3560
20-Oct-97            134.7639   170.7330          156.8016
21-Oct-97            136.6953   173.7114          160.2518
22-Oct-97            125.7511   173.0342          159.5925
23-Oct-97            119.7425   169.8540          153.9667
24-Oct-97            109.6567   168.2371          149.3580
27-Oct-97            101.9313   156.6865          135.8522
28-Oct-97            107.7253   164.7014          145.7822
29-Oct-97            116.3090   164.2207          144.4574
30-Oct-97            113.3047   161.4550          139.5975
31-Oct-97            112.8755   163.4096          143.1137
03-Nov-97            113.7339   167.7637          149.1351
04-Nov-97            113.0901   168.0800          150.4913
05-Nov-97            113.0901   168.4372          150.7236
06-Nov-97            113.3047   167.5921          147.5214
07-Nov-97            114.1631   165.7126          144.2470
10-Nov-97            113.7339   164.5727          140.4263
11-Nov-97            111.1588   165.0283          139.2428
12-Nov-97            106.9742   161.8624          133.0455
13-Nov-97            107.0815   163.7741          136.7846
14-Nov-97            104.7210   165.8627          140.8847
17-Nov-97            109.2275   169.0518          145.7382
18-Nov-97            106.0086   167.6279          141.7200
19-Nov-97            103.0043   168.7642          141.5000
20-Nov-97            103.2189   171.3351          145.6472
21-Nov-97            102.1459   172.0695          144.3067
24-Nov-97             97.8541   169.1358          139.3840
25-Nov-97             97.8541   169.8773          140.6806
26-Nov-97             94.6352   170.0238          141.3713
28-Nov-97             97.8541   170.6955          142.2189
01-Dec-97             99.1416   174.1563          147.7475
02-Dec-97             95.9227   173.6042          143.5249
03-Dec-97             94.4206   174.5136          144.7900
04-Dec-97             95.9227   173.8579          144.3946
05-Dec-97            101.2876   175.7678          148.7270
08-Dec-97            104.7210   175.5141          150.7864
09-Dec-97             98.0687   174.3367          144.7933
10-Dec-97             94.8498   173.2665          140.9443
11-Dec-97             90.1288   170.6133          135.4158
12-Dec-97             95.7082   170.3364          131.6108
15-Dec-97             91.6309   172.1231          132.4145
16-Dec-97             89.9142   172.9538          135.4849
17-Dec-97             87.5537   172.5072          134.2762
18-Dec-97             90.9871   170.6777          132.0943
19-Dec-97             95.2790   169.1555          134.7911
22-Dec-97             87.5537   170.3918          136.2760
23-Dec-97             84.5494   167.7887          133.6044
24-Dec-97             83.0472   166.6400          132.4710
26-Dec-97             81.3305   167.3116          133.5636
29-Dec-97             91.8455   170.3293          137.7800
30-Dec-97             92.2747   173.4541          140.5770
31-Dec-97             83.6910   173.3809          140.4954
02-Jan-98             80.2575   174.2045          143.5092
05-Jan-98             63.7339   174.5672          144.2690
06-Jan-98             65.2361   172.6930          142.3790
07-Jan-98             65.0215   172.2320          140.0056
08-Jan-98             65.0215   170.8117          139.7545
09-Jan-98             60.7296   165.7448          132.7473
12-Jan-98             61.5880   167.8030          133.0016
13-Jan-98             65.4507   170.1095          139.5912
14-Jan-98             61.1588   171.1493          139.8675
15-Jan-98             60.0858   169.8612          138.9037
16-Jan-98             60.0858   171.7872          139.3307
20-Jan-98             60.7296   174.8405          143.2393
21-Jan-98             61.3734   173.4487          142.3790
22-Jan-98             62.2318   172.0605          140.1972
23-Jan-98             61.1588   171.0868          140.3165
26-Jan-98             59.2275   170.9725          137.9996
27-Jan-98             57.9399   173.1289          140.5394
28-Jan-98             57.7253   174.6369          145.5593
29-Jan-98             56.2232   176.0715          146.0365
30-Jan-98             55.1502   175.1407          147.2200
02-Feb-98             57.9399   178.8909          151.5964
03-Feb-98             62.4464   179.7359          153.2132
04-Feb-98             66.0944   179.8967          155.5583
05-Feb-98             75.3219   179.2964          155.0780
06-Feb-98             74.2489   180.8900          156.0952
09-Feb-98             71.2446   180.5828          155.1439
10-Feb-98             72.1030   182.0603          159.0400
11-Feb-98             71.6738   182.2390          159.8656
12-Feb-98             76.1803   182.9769          160.2549
13-Feb-98             74.2489   182.2533          160.0603
17-Feb-98             72.3176   182.7303          158.0385
18-Feb-98             72.1030   184.3955          159.7715
19-Feb-98             70.3863   183.7166          162.5059
20-Feb-98             68.2403   184.7760          162.3740
23-Feb-98             70.6009   185.4782          165.1461
24-Feb-98             68.6695   184.1239          161.8497
25-Feb-98             66.3090   186.3286          165.6077
26-Feb-98             64.5923   187.3595          168.1725
27-Feb-98             66.5236   187.4792          167.2244
02-Mar-98             66.5236   187.1862          163.4603
03-Mar-98             67.1674   187.9581          162.0507
04-Mar-98             68.2403   187.1200          163.6675
05-Mar-98             65.8798   184.9225          157.2379
06-Mar-98             65.8798   188.6137          161.7304
09-Mar-98             63.9485   188.0100          156.9617
10-Mar-98             66.3090   190.1431          160.6662
11-Mar-98             66.9528   190.8971          162.6158
12-Mar-98             64.8069   191.1561          163.0678
13-Mar-98             66.9528   190.9221          164.2200
16-Mar-98             67.8112   192.8266          165.2466
17-Mar-98             66.0944   193.0374          162.9266
18-Mar-98             67.1674   193.9433          164.6627
19-Mar-98             66.9528   194.6973          165.3753
20-Mar-98             65.2361   196.3803          163.0050
23-Mar-98             65.2361   195.7353          164.6062
24-Mar-98             65.6652   197.5400          167.9465
25-Mar-98             66.0944   196.8752          169.1803
26-Mar-98             66.5236   196.6733          170.5773
27-Mar-98             65.6652   195.7156          169.2713
30-Mar-98             64.8069   195.3780          168.6215
31-Mar-98             62.4464   196.8430          170.3073
01-Apr-98             62.2318   197.9865          172.7655
02-Apr-98             60.0858   200.1054          173.2647
03-Apr-98             58.3691   200.5860          171.8865
06-Apr-98             57.0815   200.3500          167.6546
07-Apr-98             55.1502   198.2366          163.0050
08-Apr-98             57.7253   196.8251          165.3219
09-Apr-98             58.7983   198.4367          166.8571

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Mountain View, California
April 20, 1998

                                                         Appendix A

                     NETSCAPE COMMUNICATIONS CORPORATION

                          1995 DIRECTOR OPTION PLAN
                  (as Amended and Restated Through April 3, 1998)

   1. PURPOSES OF THE PLAN. The purposes of this 1995 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

   All options granted hereunder shall be nonstatutory stock options.

   2.  DEFINITIONS.  As used herein, the following definitions shall apply:

      (a)   "BOARD" means the Board of Directors of the Company.

      (b)   "CODE" means the Internal Revenue Code of 1986, as amended.

      (c)   "COMMON STOCK" means the Common Stock of the Company.

      (d) "COMPANY" means Netscape Communications Corporation, a Delaware corporation.

      (e) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

      (f)   "DIRECTOR" means a member of the Board.

      (g) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

      (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (i) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

            (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or

            (iv) For purposes of the effective date of this Plan, Fair Market Value shall be the price to public as set forth in the final prospectus included within the Registration Statement on Form S-1 (or any successor form thereof) filed with the Securities an Exchange Commission for the initial public offering of the Common Stock.

      (j) "INSIDE DIRECTOR" means a Director who is also either an Employee or Consultant.

      (k)   "OPTION" means a stock option granted pursuant to the Plan.

      (l)   "OPTIONED STOCK" means the Common Stock subject to an Option.

      (m)   "OPTIONEE" means an Outside Director who receives an Option.

      (n)   "OUTSIDE DIRECTOR" means a Director who is not an Employee.

      (o) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (p)   "PLAN" means this 1995 Director Option Plan.

      (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

      (r) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

   3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 350,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

   If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.


   4.  ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

      (a) PROCEDURE FOR GRANTS. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

            (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

            (ii) Each Outside Director shall be automatically granted an Option to purchase 40,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy, or through such Inside Director ceasing to be an Inside Director but remaining a Director.

            (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on January 1 of each year provided he or she is then an Outside Director and if on such date, he or she shall have served on the Board for at least six (6) months.

            (iv)   Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any exercise of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

            (v) The terms of a First Option granted hereunder shall be as follows:

               (A)   the term of the First Option shall be ten (10) years.

               (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

               (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

               (D) the First Option shall become exercisable as to twenty percent (20%) of the Shares subject to the First Option on the date ten (10) months after its date of grant, and shall become exercisable as to an additional two percent (2%) of the Shares subject to the First Option each month thereafter; provided, however, that the Optionee continues to serve as a Director on such dates.

            (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

               (A) the term of the Subsequent Option shall be ten (10) years.

               (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

               (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

               (D) the Subsequent Option shall become exercisable as to one-twenty-fourth (1/24) of the Shares subject to the Subsequent Option at the end of each month after its date of grant, provided that the Optionee continues to serve as a Director on such dates.

            (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

   5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

   The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

   6. TERM OF PLAN. The Plan shall become effective upon the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

   7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

   8.   EXERCISE OF OPTION.

      (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

   An Option may not be exercised for a fraction of a Share.

   An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

   Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) RULE 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

      (c)   TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR.  Subject to
Section 10 hereof, in the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      (d) DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      (e) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
(12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

   9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

   10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

      (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

      (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

      (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

   11.   AMENDMENT AND TERMINATION OF THE PLAN.

      (a) AMENDMENT AND TERMINATION. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

   12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

   13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

   Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

   15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

   16. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                                                   Appendix B

                       NETSCAPE COMMUNICATIONS CORPORATION

                        1995 EMPLOYEE STOCK PURCHASE PLAN
                  (as Amended and Restated Through April 3, 1998)


   The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Netscape Communications Corporation:

   1.   PURPOSE.   The purpose of the Plan is to provide employees of the
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

   2.   DEFINITIONS.

      (a)   "BOARD" shall mean the Board of Directors of the Company.

      (b)   "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      (c)   "COMMON STOCK" shall mean the Common Stock of the Company.

      (d) "COMPANY" shall mean Netscape Communications Corporation, a Delaware corporation and any Designated Subsidiary of the Company.

      (e) "COMPENSATION" shall mean all base straight time gross earnings, including commissions, overtime, shift premium, and bonuses, but excluding other compensation.

      (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

      (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

      (h)   "ENROLLMENT DATE" shall mean the first day of each Offering
Period.

      (i) "EXERCISE DATE" shall mean the last day of each Purchase Period or Offering Period, as applicable.

      (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

         (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

         (2) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

         (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

      (k) "OFFERING PERIOD" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided that the Offering Period which commences on February 2, 1998 will terminate on the last Trading Day on or before February 28, 1999; and provided, however, that the Offering Period commencing on the first Trading Day on or after August 1, 1998, shall last seven (7) months and shall terminate on the last Trading Day on or before February 28, 1999; provided, further, that Offering Periods commencing on or after March 1, 1999, shall be approximately six (6) months in duration, commencing on the first Trading Day on or after March 1 and September 1 of each year and terminating on the last Trading Day in the periods ending six
(6) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

      (l)   "PLAN" shall mean this Employee Stock Purchase Plan.

      (m) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that with respect to Offering Periods commencing on or after August 1,

1998, if the Fair Market Value of a share of Common Stock on the date (the "Authorization Date") on which additional shares of Common Stock (the "New Shares") are authorized for issuance hereunder by the Company's stockholders is higher than the Fair Market Value of a share of Common Stock on the Enrollment Date of any outstanding Offering Period that commenced prior to the Authorization Date, the Purchase Price for New Shares to be issued on any remaining Exercise Date of any Offering Period in effect on the Authorization Date shall be 85% of the Fair Market Value of a share of Common Stock on the Authorization Date or on the Exercise Date, whichever is lower.

      (n) "PURCHASE PERIOD" shall mean the approximately six (6) month period during a twenty-four (24) month Offering Period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of an Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. Six (6) month Offering Periods shall not generally contain Purchase Periods.

      (o) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

      (p) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      (q) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

   3.   ELIGIBILITY.

      (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

      (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

   4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year; provided, however, that the Offering Periods which commence on February 2, 1998, and August 3, 1998, shall terminate on the last Trading Day on or before February 28, 1999; and provided, however, that effective March 1, 1999, Offering Periods shall commence on the first Trading Day on or after March 1 and September 1 of each year, or on such other date as the Board shall determine. Offering Periods shall continue until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration and timing of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

   5.   PARTICIPATION.

      (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

      (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Employee as provided in Section 10 hereof.

   6.   PAYROLL DEDUCTIONS.

      (a) At the time an Employee files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the Employee's Compensation during said Offering Period. However, for offering periods beginning on or after March 1, 1999, an Employee may elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the Employee's Compensation during such Offering Periods.

      (b) All payroll deductions made for an Employee shall be credited to his or her account under the Plan and will be withheld in whole percentages only. Employee may not make any additional payments into such account.

      (c) Employee may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the

Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. Employee's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

      (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, Employee's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Employee's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Employee as provided in Section 10 hereof.

      (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Employee must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Employee's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

   7.   GRANT OF OPTION.

      (a) For Offering Periods ending on or before February 28, 1999, on the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Employee's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date; and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof.

      (b) For Offering Periods commencing on or after March 1, 1999, on the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Employee's account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall an Employee be permitted to purchase during each Purchase Period more than 2,000 Shares; provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof.

      (c) Exercise of the option shall occur as provided in Section 8 hereof, unless the Employee has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

   8.   EXERCISE OF OPTION.

      (a) Unless Employee withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such Employee at the applicable Purchase Price with the accumulated payroll deductions in his or her account.
 No fractional shares will be purchased; any payroll deductions accumulated in Employee's account which are not sufficient to purchase a full share shall be retained in Employee's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Employee as provided in
Section 10 hereof. Any other monies left over in Employee's account after the Exercise Date shall be returned to the Employee. During Employee's lifetime, Employee's option to purchase shares hereunder is exercisable only by him or her.

      (b) With respect to Offering Periods commencing on or after August 1, 1998, if the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, the Board may in its sole discretion (i) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on the Enrollment Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Employees exercising options to purchase Common Stock on such Exercise Date, notwithstanding any subsequent authorization of additional shares of Common Stock for issuance under the Plan by the Company's stockholders, or (ii) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on the Enrollment Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Employees exercising options to purchase Common Stock on such Exercise Date, and terminate all Offering Periods then in effect pursuant to Section 19 hereof.

   9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Employee, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

   10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

      (a) Employee may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Employee's payroll deductions credited to his or her account will be paid to such Employee promptly after receipt of notice of withdrawal and such Employee's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If Employee withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Employee delivers to the Company a new subscription agreement.

      (b) Upon Employee's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Employee's account during the Offering Period but not yet used to exercise the option will be returned to such Employee or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such Employee's option will be automatically terminated. The preceding sentence notwithstanding, an Employee who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the Employee's customary number of hours per week of employment during the period in which the Employee is subject to such payment in lieu of notice.

   11. INTEREST. No interest shall accrue on the payroll deductions of Employee in the Plan.

   12.   STOCK.

      (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 3,500,000, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof.

      (b) Employee will have no interest or voting right in shares covered by his option until such option has been exercised.

      (c) Shares to be delivered to Employee under the Plan will be registered in the name of the Employee or in the name of the Employee and his or her spouse.

   13.   ADMINISTRATION.

      (a) The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

      (b) Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

   14.   DESIGNATION OF BENEFICIARY.

      (a) Employee may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Employee's account under the Plan in the event of such Employee's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Employee of such shares and cash. In addition, Employee may file a written designation of a beneficiary who is to receive any cash from the Employee's account under the Plan in the event of such Employee's death prior to exercise of the option. If Employee is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

      (b) Such designation of beneficiary may be changed by the Employee at any time by written notice. In the event of the death of Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Employee's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Employee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Employee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

   15. TRANSFERABILITY. Neither payroll deductions credited to Employee's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Employee. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the

Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

   16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

   17. REPORTS. Individual accounts will be maintained for each Employee in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

   18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

      (a) Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

      (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

      (c) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Employee in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

   19.   AMENDMENT OR TERMINATION.

      (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Employee. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

      (b) Without shareholder consent and without regard to whether any Employee rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by an Employee in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Employee properly correspond with amounts withheld from the Employee's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

   20. NOTICES. All notices or other communications by Employee to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

   21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

   22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 19 hereof.

   23. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. With respect to Offering Periods ending on or before February 28, 1999, to the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all Employees in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                  APPENDIX C

                                 DETACH HERE

                                    PROXY

                      NETSCAPE COMMUNICATIONS CORPORATION

               PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

   The undersigned stockholder of Netscape Communications Corporation, a Delaware corporation ("Netscape"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated April 20, 1998 and hereby appoints James L. Barksdale and Roberta R. Katz, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Netscape Communications Corporation to be held on Friday, May 29, 1998 at 8:00 a.m. local time at the Westin Santa Clara located at 5101 Great America Parkway, Santa Clara, California and at any adjournment thereof, and to vote all shares of Common Stock of Netscape held of record by the undersigned on April 9, 1998 as hereinafter specified upon the proposals listed on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NETSCAPE COMMUNICATIONS CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 29, 1998. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                        SEE REVERSE SIDE

                              DETACH HERE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of Class III Directors:

   Nominees:     JAMES L. BARKSDALE    [ ]  FOR   [ ]  WITHHELD
                 L. JOHN DOERR

   [ ]     _____________________________________
           FOR all nominees, except vote withheld from the nominee noted above

2. To approve an amendment to the 1995 Director Option Plan, including an increase in the number of authorized shares issuable thereunder from 200,000 to 350,000.
    [ ]  FOR      [ ]  AGAINST     [ ]  ABSTAIN

3. To approve an amendment to the 1995 Employee Stock Purchase Plan, including an increase in the number of authorized shares issuable thereunder from 2,000,000 to 3,500,000.
    [ ]  FOR      [ ]  AGAINST     [ ]  ABSTAIN

4. Ratification of appointment of Ernst & Young LLP as independent auditors of Netscape for the year ending October 31, 1998.
    [ ]  FOR      [ ]  AGAINST     [ ]  ABSTAIN



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